SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 27, 2005
                                --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                       PROCESS TECHNOLOGY SYSTEMS, INC.
                       --------------------------------
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                     000-29603                91-2070995
     ------                      ---------                ----------
  (State or other           (Commission File No.)     (IRS Employer I.D. No.)
   Jurisdiction)

                            6371 Richmond, #200
                            Houston, Texas 77057
                           ---------------------
                 (Address of Principal Executive Offices)

                                (713) 266-8005
                                --------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

         Process Technology Systems, Inc. (the "Company," "we," "our," "us" or words of similar import) sold 1,000,000 "restricted securities" to seventeen
(17) investors pursuant to Subscription Agreements accepted by the Company on April 27, 2005, for $0.01 per share under Rule 506 of Regulation D of the Securities and Exchange Commission and Section 4(2) of the Securities Act of 1933, as amended. All purchasers were either "accredited investors" or directors, officers or affiliates of our Company. All of these securities are subject to a Lock-Up/Leak-Out Agreement and a Registration Rights Agreement which were executed by each investor, copies of which are attached hereto and incorporated herein by reference. See Item 9.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation
---------------------------------------

          On May 3, 2005, the Board of Directors, who own or control approximately 70% of our outstanding voting securities, adopted certain amendments to our Articles of Incorporation that were codified in our Amended and Restated Articles of Incorporation which are attached hereto and incorporated herein by reference, which will amend the Articles of Incorporation by increasing the Company's authorized common shares from 50,000,000 shares to 200,000,000, will allow the Board of Directors to effect re-capitalizations in the form of forward and reverse splits without stockholder approval that do not require amendments to the Articles of Incorporation and which will include the indemnification provisions of the Nevada Revised Statutes therein. A Preliminary Information Statement has been filed with the Securities and Exchange Commission and is anticipated to be mailed to our stockholders on May 13, 2005; these amendments and the Amended and Restated Articles of Incorporation will be effective on or about June 2, 2005, or a date that is 21 days from the mailing of such Information Statement to our stockholders. See Item 9.01.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.           Exhibit Description
     -----------           -------------------

          3                Amended and Restated Articles of Incorporation

         10.1              Lock-Up/Leak-Out Agreement

         10.2              Registration Rights Agreement

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.



                                  SIGNATURES

         Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROCESS TECHNOLOGY SYSTEMS, INC.


Date: 05/05/05                          /s/ W.A. Silvey, Jr.
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                                      W. A. Silvey, Jr.
                                      President